SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 23, 2002


                             ISOLYSER COMPANY, INC.

               (Exact name of registrant as specified in charter)



     Georgia                      0-24866                      58-1746149
--------------------------------------------------------------------------------
  (State or other              (Commission                  (IRS Employer
  jurisdiction of              File Number)              (Identification No.)
  incorporation)



512 Lehmberg Road, Columbus, Mississippi                         39702
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number including area code  (662) 327-1863
                                                   -----------------------------


1850-E Beaver Ridge Circle, Norcross, Georgia                            30071
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)        (Zip Code)

ITEM 5.  OTHER EVENTS.

     At the last meeting of the Board of Directors of Isolyser Company, Inc. (the "Registrant"), the Board of Directors amended the Bylaws of the Registrant through the adoption of Amended and Restated Bylaws (the "Restated Bylaws"). The Restated Bylaws are attached to this Current Report at Exhibit 3.1. The amendment to the Bylaws, which becomes effective April 23, 2002 concurrently with the mailing of Registrant"s proxy statement for the Registrant"s 2002 annual meeting of shareholders, is described below.

     The sole change to the Registrant"s Bylaws accomplished by the Restated Bylaws requires compliance with certain procedures for shareholder proposals to be presented at shareholder meetings occurring after the Registrant"s 2002 annual meeting of shareholders. Among these requirements is a requirement that notice of Board nominees or business to be conducted at an annual meeting must be given to the Registrant at least 90 and not more than 120 days prior to the first anniversary of the date on which the Registrant first mails its proxy materials for the preceding year"s annual meeting of shareholders. These requirements are set forth in Section 2.13 of the Restated Bylaws included as a part of this Current Report. The purpose of these provisions is to ensure that the Board of Directors has a meaningful opportunity to consider the qualifications of proposed nominees or the advisability of other proposed business and, where appropriate and at the discretion of the Board of Directors, inform shareholders about such qualifications of nominees or advisability of other business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although the Restated Bylaws do not give the Board of Directors power to disapprove shareholder nominations or proposals properly proffered, the Restated Bylaws may have the effect of precluding or delaying a contest for the election of directors or the consideration of other proposed business and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal.

ITEM 7.  EXHIBITS.

         Exhibit No.     Description
         -----------     -----------

         3.1             Amended and Restated Bylaws of Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ISOLYSER COMPANY, INC.



                                         By: /s/ Roger G. Wilson
                                            ------------------------------------
                                                  Roger G. Wilson
                                                  Chief Financial Officer


Date:  April 23, 2002

                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
-----------         -----------

3.1                 Amended and Restated Bylaws of Registrant.


1463114